FOR IMMEDIATE RELEASE	For more information
June 27, 2007	Contact: Tucker Hewes
Hewes Communications
(212) 207-9451

DIVIDEND CAPITAL STRATEGIC GLOBAL REALTY FUND

PRICES INITIAL PUBLIC OFFERING

— Fund Now Trades Under the Symbol NYSE: DCW —

DENVER, CO — June 27, 2007 — Dividend Capital Investments announced today that pricing has been completed on the initial public offering of the Dividend Capital Strategic Global Realty Fund. The fund raised $171,200,000, assuming full exercise of the underwriters’ over-allotment option, which may not occur. The Dividend Capital Strategic Global Realty Fund begins trading today on the New York Stock Exchange under the symbol “DCW.”

The Dividend Capital Strategic Global Realty Fund is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 that invests across the capital structure of real estate companies, including investments in common equities, preferred equities and debt securities. The fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Dividend Capital Investments is the fund’s investment advisor, and is an affiliate of Dividend Capital Group, a Denver-based real estate investment management company. The underwriting syndicate was led by Wachovia Capital Markets, LLC and Morgan Keegan & Company, neither of which is affiliated with Dividend Capital Investments.

“We believe the market for global real estate securities is positioned for attractive long-term returns, not only in equities, but in all parts of the capital structure,” said Charles Song, Managing Director and Senior Portfolio Manager of Dividend Capital Investments. “As public real estate capital markets continue to evolve around the world, we believe compelling investment opportunities will take shape in a variety of structures. With this fund, we hope to offer our clients a broad-based investment approach that combines common and preferred equity as well as debt – something unique for global real estate funds in the market.”

Dividend Capital Investments is a registered investment advisor specializing in the management of real estate securities portfolios for individual and institutional investors.

An investment in the fund involves a high degree of risk. Investors could lose some or all of their investments. For a summary of certain of these risks, (including risks associated with real estate investments, foreign securities and the fund’s use of leverage) please see the risks of the fund section of the final prospectus dated June 27, 2007. Investors should consider the investment objectives, risks, charges and expenses of the fund carefully before making any investment decisions. This and other information is discussed in the fund’s final prospectus; investors should read it carefully before investing. A copy of the final prospectus relating to these securities may be obtained by calling 866.DCG.REIT (324.7348).

This press release does not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual future results to differ significantly from the fund’s present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; leverage risk; valuation risk; interest rate risk; tax risk; the volume of sales and purchase of shares, the continuation of investment advisory, administration and other service arrangements, and other risks discussed in the fund’s filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the fund’s investment objectives will be attained.

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